SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36445	01-0801232
(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd., Elmsford, NY 10523

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (914) 233-3004

                                 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

 Item 8.01 Other Events.

NanoVibronix, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) due to circumstances related to coronavirus, or COVID-19. The Company’s principal operating and manufacturing facilities are located in Israel and most of its employees are residents of Israel. Israel has been impacted by COVID-19 outbreak, resulting in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns. In particular, our office staff members responsible for preparing and providing supporting materials and information to the third-party auditor and the Company’s third-party accountants and tax professionals are located in Israel, and COVID-19 and the resulting government measures have caused disruptions in the Company’s normal interactions with among such persons. Because of the Israeli government-mandated quarantine, the Company’s staff and third-party audit personnel are now working remotely, leading to a significant delay in the Company’s ability to provide relevant materials and other information to its third-party audit personnel to complete the audit for the year ended December 31, 2019. The Company’s staff is in the process of providing the requisite information and working together with the audit personnel to complete the audit, but the audit personnel will need additional time to conduct their review and request any further information from the Company to complete the audit, which has delayed the Company’s ability to file the Report prior to the due date. The Company expects to file the Report no later than May 14, 2020 (which is 45 days from the Report’s original filing deadline of March 30, 2020).

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report, as may be updated to reflect subsequent events impacting the Company:

The recent coronavirus outbreak may adversely affect our business.

In December 2019, a strain of coronavirus was reported to have surfaced in Wuhan, China, and has reached multiple other countries, resulting in government-imposed quarantines, travel restrictions and other public health safety measures in China, the U.S., Italy, Israel and other affected countries. The continued outbreak and spreading of the coronavirus has and may continue to adversely impact our business, as our operations are based in and rely on third parties located in countries affected by the outbreak. Our third-party manufacturer, which is based in China, temporarily shut down for sixty days due to the outbreak and is slowly recovering, leading to a significant delay in the production of goods needed to fulfill our sales orders. A critical component of our products is manufactured in China, which production has been disrupted, and we are uncertain as to when sub-assembly production of such components will be completed. Additionally, the product design firm we rely on to model our products to comply with the CE mark in Europe is located in Italy and has been shut down for over a month, delaying our submission for CE mark approval for the year 2020. The various precautionary measures taken by many governmental authorities around the world in order to limit the spread of the coronavirus has had and may continue to have an adverse effect on the global markets and global economy, including on the availability and pricing of employees, resources, materials, manufacturing and delivery efforts and other aspects of the global economy. The financial downturn has compelled us to furlough or reduce working hours for much of our operating staff, as well as third-party contractors, and our clients may encounter cash-flow issues that will delay their payments to us. We also rely on third-party professionals to provide services such as the preparation of our financial statements and to conduct audits, and many of these parties have been affected by government-imposed precautionary measures, thereby delaying our receipt of these services. Therefore, the coronavirus has and could continue to disrupt production and cause delays in the supply and delivery of our products, may continue to affect our operation, may further divert the attention and efforts of the medical community to coping with the coronavirus and disrupt the marketplace in which we operate and may have a material adverse effect on our operations. The extent to which the coronavirus impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. The development of the coronavirus outbreak could materially disrupt our business and operations, hamper our ability to raise additional funds or sell or securities, continue to slow down the overall economy, curtail consumer spending, interrupt our sources of supply, and make it hard to adequately staff our operations.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward looking statements. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the industry in general and the financial position and operating results of our company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOVIBRONIX, INC.

Date: March 30, 2020	By:	/s/ Brian Murphy
Name: Brian Murphy
Title: Chief Executive Officer

2